Other Assets (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Schedule of Other Assets [Line Items]
Identifiable intangible assets		$ 306		$ 313
Restricted asset		398	[1]	398	[1]
Cash surrender value of life insurance, net of borrowings		155		175
Capitalized software, net		57		52
Equipment leased to customers, net		71		74
Other		102		94
Other assets Total	$ 1,106	$ 1,089		$ 1,106

[1]	As part of the consideration for the sale of certain large-tract forestlands in 2007, the company received an installment note in the amount of $398 million (the "Timber Note"). The Timber Note does not require any principal payments until its maturity in October 2027 and bears interest at a rate approximating the London Interbank Offered Rate ("LIBOR"). In addition, the Timber Note is supported by a bank-issued irrevocable letter of credit obtained by the buyer of the forestlands. Using the Timber Note as collateral, the company received $338 million in proceeds under a secured financing agreement with a bank. Under the terms of the agreement, the liability from this transaction is non-recourse to MeadWestvaco and shall be paid from the Timber Note proceeds upon its maturity. As a result, the Timber Note is not available to satisfy the obligations of MeadWestvaco. The non-recourse liability does not require any principal payments until its maturity in October 2027 and bears interest at a rate approximating LIBOR. The $338 million non-recourse liability is included in other long-term obligations in the consolidated balance sheets at December 31, 2011 and 2010.